UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 May 13, 2005
                                 --------------
                                 Date of Report
                        (Date of earliest event reported)


                     DEFENSE INDUSTRIES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


               NEVADA                               000-30105                           84-1421483
               ------                               ---------                           ----------
   (State or other jurisdiction                    (Commission              (IRS Employer Identification No.)
         of incorporation)                         File Number)



             INDUSTRIAL ZONE EREZ, P.O. BOX 779, ASHKELON 78101, ISRAEL
             ----------------------------------------------------------
              (Address of principal executive offices and zip code)


                               011-972-8-689-1611
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 8.01         OTHER EVENTS

     On May 11, 2005, the Registrant announced that it had received a follow-on order totaling approximately $1.0 million.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.


         (c)      Exhibits

                  Exhibit 99.1      Press Release dated May 13, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: May 13, 2005                        Defense Industries International, Inc.

                                          (Registrant)


                                          By:  /S/ Joseph Postbinder
                                          --------------------------
                                          Joseph Postbinder
                                          Chief Executive Officer